UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC  20549

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                              FORM 8-K


                           CURRENT REPORT


                  Pursuant to Section 13 or 15(d)
                              of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 30, 1997
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                       PARKWAY PROPERTIES, INC.
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      (Exact name of Registrant as specified in its charter)



Maryland                      1-11533                     74-2123597
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(State or other       (Commission File Number)        (IRS Employer
jurisdiction of                                       Identification
incorporation)                                        Number)

One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
    Jackson, Mississippi                                  39225-4647
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (601) 948-4091
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   (Former name or former address, if changed since last report)



                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.  Acquisition or Disposition of Assets

         On September 30, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner, purchased Morgan Keegan Tower for $36,000,000, from Morgan Properties, LLC. The Company also paid approximately $473,000 in fees to pay off the existing first mortgage. Morgan Keegan Tower is a 334,668 rentable square foot, 21 floor office building located in Memphis, Tennessee. This acquisition was funded with the remaining proceeds from the September public stock offering and advances of $8,200,000 under bank lines of credit with Deposit Guaranty National Bank at a rate equal to the 90-day LIBOR rate plus 1.75%.

Item 5.  Other Events

         On October 1, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner, purchased Hightower Centre for $6,700,000. Hightower Centre consists of two three-story office buildings constructed in 1983 containing approximately 78,000 net rentable square feet located in the Central Perimeter submarket of Atlanta, Georgia. The buildings are 96% leased to 27 tenants. The purchase was funded with advances under bank lines of credit described above.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements

         The audited financial statements of Morgan Keegan Tower for the twelve months ended December 31, 1996 are incorporated by reference to the Registrant's Form 8-K dated and filed on September 9, 1997. Also incorporated is the unaudited financial statement of Morgan Keegan Tower for the six months ended June 30, 1997.

(b) Pro Forma Consolidated Financial Statements

         The pro forma consolidated financial statements required are incorporated by reference to the Registrant's Form 8-K dated and filed on September 9, 1997.

(c) Exhibits

         (10) The Purchase and Sale Agreement between Morgan Properties, LLC and Parkway Properties, LP dated August 28, 1997 is incorporated by reference to the Registrant's Form 8-K dated and filed on September 9, 1997. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.



                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  October 2, 1997	             PARKWAY PROPERTIES, INC.



                                    BY: 	/s/Sarah P. Clark
                                         Sarah P. Clark
                                         Senior Vice President,
                                         Chief Financial Officer,
                                         Treasurer and Secretary